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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                December 7, 2000
                       ----------------------------------
                        (Date of earliest event reported)



                                 Cephalon, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                        0-19119            23-2484489
---------------------------------    ------------        -------------
 (State or other jurisdiction        (Commission         (IRS Employer
of incorporation or organization)    File Number)           ID No.)


       145 Brandywine Parkway
     West Chester, Pennsylvania                      19380
----------------------------------------           ---------
(Address of principal executive offices)           (Zip Code)


                                 (610) 344-0200
             ------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
              -----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


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ITEM 5. OTHER EVENTS.

     For the past several years, the Company has been cooperating with an investigation conducted by the Office of Consumer Litigation of the U.S. Department of Justice (the "Department"), relating to the release during the period 1994-96 of some lots of MYOTROPHIN(R) (mecasermin) Injection used in clinical trials and related reports filed with the U.S. Food and Drug Administration.

     On December 7, 2000, the Company learned that the Department had closed its investigation and would not take any action against the Company or any of its employees or former employees in connection with this matter. A copy of the Department's letter to Company counsel is attached hereto as Exhibit 99.1, and made a part of this Item 5.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       CEPHALON, INC.



Date: December 8, 2000                 By: /s/ FRANK BALDINO, JR.
                                           ------------------------
                                           Frank Baldino, Jr.
                                           Chairman and Chief Executive Officer


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                                  EXHIBIT INDEX


Exhibit                                                                    Page
-------                                                                    ----
99.1     Letter from U.S. Department of Justice dated December 5, 2000.